UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2013

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 20, 2013 the stockholders of the Company entitled to vote at the meeting voted to (i) elect the eight individuals named below to serve as directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2014 and until their successors have been duly elected and qualified, (ii) approve, by non-binding advisory vote, the Company’s Say on Pay Vote (iii) approve the Company’s Say When on Pay Vote and (iv) ratify the appointment of BDO USA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

1)	The votes cast by stockholders with respect to the election of directors were as follows:

Names of Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Dr. Lawrence Howard	4,559,508	118,353	4,182,717
Kenneth Ferry	4,558,308	119,553	4,182,717
Dr. Rachel Brem	4,558,303	119,558	4,182,717
Anthony Ecock	4,463,837	214,024	4,182,717
Michael Klein	3,401,096	1,276,765	4,182,717
Steven Rappaport	4,463,799	214,062	4,182,717
Somu Subramaniam	4,557,580	120,281	4,182,717
Dr. Elliot Sussman	4,560,228	117,633	4,182,717

2)	The votes cast by stockholders with respect to the non-binding advisory vote approving named executive officer compensation were as follows:

4,390,845 shares FOR the proposal, 193,199 shares AGAINST the proposal, 93,817 ABSTENTIONS and 4,182,717 BROKER NON-VOTES.

3)	The votes cast by stockholders with respect to non-binding advisory vote approving the frequency of future advisory votes on the resolution approving named executive officer compensation were as follows:

3,599,693 shares FOR ONE YEAR, 634,616 shares FOR TWO YEARS, 402,965 shares FOR THREE YEARS, 40,587 ABSTENTIONS and 4,182,717 BROKER NON-VOTES.

4)	The votes cast by stockholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 were as follows:

8,823,703 shares FOR the proposal, 17,320 shares AGAINST the proposal and 19,555 ABSTENTIONS.

With respect to the Company’s Proposal to approve an amendment to the Company’s Certificate of Incorporation to reduce the authorized shares, the Company has adjourned the meeting to provide its stockholders additional time to vote on the amendment to its certificate of incorporation. The charter amendment requires the affirmative vote of the holders of a majority of all shares outstanding for adoption. Less than half of the Company’s outstanding shares of common stock have been voted on this proposal. During the period of the adjournment, the Company will continue to solicit proxies from its stockholders with respect to the proposed charter amendment. Stockholders who have not already done so are encouraged to vote on the proposal. Stockholders who have already voted need not take any action on the proposal, although they may change their vote for the charter amendment by executing a new proxy, revoking a previously given proxy or attending the adjourned meeting and voting in person as set forth in the Company’s proxy statement. The meeting adjournment with respect to the second proposal will be at 10:00 AM, Eastern Time, on Friday, May 31, 2013 at the offices of Blank Rome LLP, counsel to the Company, located at 405 Lexington Avenue, New York, NY 10174.

The Company filed the proxy statement for the 2013 Annual Meeting with the SEC on April 11, 2013 pursuant to which the Company is soliciting additional proxies in connection with the second proposal. Stockholders are encouraged to read the proxy statement and other relevant documents filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Kevin C. Burns
Kevin C. Burns
Executive Vice President of Finance and Chief Financial Officer

Date: May 20, 2013